UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2014
Date of Report (Date of earliest event reported)

NYBD HOLDING INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-148987 (Commission File Number)	20-35337265 (IRS Employer Identification No.)

155 E. Flagler Street Miami Beach, Florida	33131
(Address of principal executive offices)	(Zip Code)

(855) 710-KIDS
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective January 20, 2014, the Board of Directors of NYBD Holding Inc., a corporation organized under the laws of the State of Florida (the "Company"), accepted the resignation of Franjose Yglesias-Bertheau as the Chief Operating Officer, Secretary and a member of the Board of Directors of the Company. Mr. Yglesias-Bertheau's resignation did not result from any disagreement with the Company or its policies. Therefore, as of the date of this Current Report, the Board of Directors consists of the following members: Robert Rico, Calvin Lewis and Kenneth C. Wiedrich.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYBD HOLDING INC.
DATE: January 23, 2014	/s/ Robert Rico Name: Robert Rico Title: Chief Executive Officer/President

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